                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                          Prudential World Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           PRUDENTIAL WORLD FUND, INC.

                       JENNISON INTERNATIONAL GROWTH FUND

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                                   ----------

                            IMPORTANT PROXY MATERIALS

                                PLEASE VOTE NOW!

                                 OCTOBER 9, 2003

                                   ----------

Dear Shareholder:

     I am inviting you to vote on a proposal to appoint Prudential Investment Management, Inc. as the new subadviser to the Jennison International Growth Fund (the Fund). A shareholder meeting is scheduled for December 2, 2003. This package contains information about the proposal and includes materials you will need to vote.

     The Board of Directors of the Fund has reviewed the proposal and has recommended that the proposal be presented to you for consideration. Although the Directors have determined that the proposal is in your best interest, the final decision is yours. The accompanying proxy statement includes a detailed description of the proposal. To help you better understand the proposal, we are including a section that answers commonly asked questions.

     Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

     - BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

     - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site.

     - BY TELEPHONE. Call the toll-free number appearing on your proxy card. Enter your 12-digit control number from your proxy card. Follow the simple instructions.

     If you have any questions before you vote, please call us at 1-866-253-3961. We're glad to help you understand the proposal and assist you in voting. Thank you for your participation.


                                                    Sincerely,

                                                    /s/ Judy A. Rice

                                                    Judy A. Rice
                                                    PRESIDENT

    IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

     Please read the enclosed proxy statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal and provide information regarding voting.

Q.   WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on a proposal to appoint Prudential Investment Management, Inc. (PIM) as a new subadviser to the Jennison International Growth Fund (the Fund). If approved, the manager of the Fund, Prudential Investments LLC, will terminate the existing subadvisory agreement with Jennison Associates LLC (Jennison) and will enter into a new subadvisory agreement appointing PIM as the Fund's new subadviser.

Q.   WILL THE FUND'S INVESTMENT OBJECTIVE OR INVESTMENT STRATEGY CHANGE?

A. The Fund's investment objective is long-term growth of capital. Although the Fund's investment objective will not change if shareholders approve the proposed subadvisory agreement between PI and PIM, PIM has advised that it intends to make certain changes to the Fund's existing investment strategies in order to achieve the Fund's investment objective.

     If shareholders approve the new subadvisory agreement with PIM, the Fund will continue to invest the Fund's assets primarily in the common and preferred stock of foreign companies. However, it is expected that PIM will transition the Fund from its current emphasis on the growth style of investing to a core equity style of investing. Under this style, selection of securities for the Fund's portfolio will utilize a combination of active stock selection and risk management which selects securities based on a number of different factors and criteria, including growth potential, valuation, liquidity and investment risk.

     In addition, the Fund intends to change its name to Dryden International Equity Fund.

Q.   WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MAILING?

A. If you hold shares in more than one account -- for example, in an individual account and in an IRA -- you will receive multiple proxy statements. Each proxy card should be voted and returned.

Q.   WILL THE PROPOSED CHANGES RESULT IN A HIGHER MANAGEMENT FEE?

A.   No. The management fee charged to the Fund will remain the same.

Q.   WILL THE PROPOSED CHANGES RESULT IN HIGHER DIRECTORS' FEES?

A.   No. Directors' fees will remain the same.

Q.   HOW MANY VOTES DO YOU NEED TO APPROVE THE PROPOSAL?

A. We need the affirmative vote of a majority of the Fund's outstanding voting securities, as defined by the Investment Company Act of 1940 (the 1940
     Act). For purposes of the 1940 Act, a majority of the Fund's outstanding voting securities is the lesser of (i) 67% of the Fund's outstanding voting securities represented at a meeting at which more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities.

Q. WHAT IF YOU DO NOT HAVE ENOUGH VOTES TO HOLD THE SHAREHOLDER MEETING BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposal by the time of the shareholder meeting at 10 a.m. on December 2, 2003, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.   HAS THE FUND'S BOARD APPROVED THE PROPOSAL?

A. Yes. The Board has approved the proposal and recommends that you vote to approve the proposal.

Q.   HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share you hold on the record date. The record date is September 12, 2003.

Q.   HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope.

     You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

     Finally, you can vote by telephone. Call the toll-free number appearing on your proxy card. Enter your 12-digit control number from your proxy card and follow the simple instructions given.

     If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at 1-866-253-3961.

Q.   HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

     JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

     ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."


 The attached proxy statement contains more detailed information about the proposal. Please read it carefully.

                           PRUDENTIAL WORLD FUND, INC.

                       JENNISON INTERNATIONAL GROWTH FUND

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                                   ----------

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                DECEMBER 2, 2003

                                   ----------

TO OUR SHAREHOLDERS:

     A special meeting of the shareholders of Jennison International Growth Fund will be held at the offices of Prudential Investments LLC (PI), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey on December 2, 2003 at 10 a.m. together with any adjournments thereof, (the Meeting) The purpose of the Meeting is to consider and act upon the following proposal:

     1. To approve a new subadvisory agreement between PI and Prudential Investment Management, Inc. (PIM).

     You are entitled to vote at the Meeting, and at any adjournments thereof, if you owned shares of the Fund at the close of business on September 12, 2003. If you attend the Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE OR VOTE BY INTERNET OR TELEPHONE.

By order of the Board,


                                             /s/ Jonathan D. Shain

                                             Jonathan D. Shain
                                             SECRETARY

Dated: October 9, 2003.


 PROXY CARDS ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY CARD AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                           PRUDENTIAL WORLD FUND, INC.

                       JENNISON INTERNATIONAL GROWTH FUND

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                                   ----------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 2, 2003

                                   ----------

     This proxy statement is being furnished to holders of shares of Jennison International Growth Fund (the Fund) in connection with the solicitation by the Board of proxies to be used at a special meeting of shareholders to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on December 2, 2003, at 10:00 a.m. Eastern Standard Time, or any adjournment or adjournments thereof (the Meeting). This proxy statement and the accompanying proxy card are being first mailed to shareholders on or about October 9, 2003.

     The Fund is a series of Prudential World Fund, Inc. (World Fund). World Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). World Fund is organized as a Maryland corporation.

     Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Fund's Manager under a management agreement with World Fund (the Management Agreement). Investment advisory services are currently provided to the Fund by PI through the Fund's subadviser, Jennison Associates LLC (Jennison), which is an affiliate of PI. Jennison is located at 466 Lexington Avenue, New York, New York 10017. PI and Jennison are each indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the distributor of the Fund's shares. The Fund's transfer agent is Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830. As of June 30, 2003, PI served as the manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $110.1 billion.

                               VOTING INFORMATION

     The presence, in person or by proxy, of a majority of the shares of the Fund (each a Share and collectively, the Shares) outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting of the Fund.

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

     If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby, will have the effect of a vote and against the proposal, which requires approval of a majority of the outstanding voting securities, as defined under the 1940 Act.

     The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the proposal described in this proxy statement and referenced on the proxy card. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     The close of business on September 12, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Information as to the number of outstanding Shares for the Fund as of the record date is set forth below:

Class A: 4,155,386

Class B: 8,664,302

Class C: 3,082,151

Class Z: 676,379

     The proposal does not require separate voting by class. To the knowledge of management, the executive officers and Board of Directors of World Fund (the Board), as a group, owned less than 1% of the outstanding Shares of the Fund as of September 12, 2003. As of September 12, 2003, no persons owned beneficially 5% or more of the outstanding Shares of the Fund.

     COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF THE FUND MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT GATEWAY CENTER THREE, 100 MULBERRY STREET, 4TH FLOOR, NEWARK, NEW JERSEY 07102, OR BY CALLING 1-800-225-1852 (TOLL FREE).

     Each of the Fund's outstanding shares is entitled to one vote with respect to the proposal. Information about the vote necessary with respect to the proposal is discussed below.

     Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of law.

                                    PROPOSAL

              TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN PI AND
                     PRUDENTIAL INVESTMENT MANAGEMENT, INC.

On behalf of the Fund, the Board of World Fund, including the Independent Directors (as defined in the 1940 Act), has approved, and recommends that shareholders approve, the adoption of a subadvisory agreement between PI and Prudential Investment Management, Inc. (PIM) under which PIM would serve as subadviser to the Fund. The proposed subadvisory contract with PIM is attached as Exhibit A. If the new subadvisory agreement with PIM is approved by shareholders, PI intends to terminate its existing subadvisory agreement with Jennison, as further explained below.

     The Fund is currently subadvised by Jennison, pursuant to a subadvisory agreement between PI and Jennison. Pursuant to the existing subadvisory agreement, Jennison furnishes investment advisory services in connection with the management of the Fund, subject to the supervision and oversight of PI as the Manager of the Fund. Jennison has served as the Fund's subadviser since the inception of the Fund. The proposed new subadvisory agreement with PIM is substantially similar in all material respects to the existing subadvisory agreement with Jennison. The fee to be paid to PIM under the proposed new subadvisory agreement will be the same as the fee paid to Jennison under the existing subadvisory agreement.

     The table below lists the compensation paid to Jennison by PI under the existing subadvisory agreement for the subadvisory services performed by Jennison for the Fund, as well as the date of the subadvisory agreement with Jennison, and the date on which the agreement was last submitted to shareholders for approval.


                                                                DATE SUBADVISORY          FEE PAID TO JENNISON
                                           SUBADVISORY      AGREEMENT LAST SUBMITTED      (% OF AVERAGE DAILY
FUND                                      AGREEMENT DATE         TO SHAREHOLDERS               NET ASSETS)
----                                      --------------    ------------------------    -----------------------
Jennison International Growth Fund           11/18/99                  N/A              0.60 of 1% up to and
                                                                                        including $300 million;

                                                                                        0.50 of 1% in excess of
                                                                                        $300 million up to and
                                                                                        including $1.5 billion;

                                                                                        0.45 of 1% in excess of
                                                                                        $1.5 billion.


     The table below sets forth the total fees paid by the Fund to PI and the total fees received by Jennison from PI for subadvisory services performed by Jennison for the Fund during the fiscal year ended October 31, 2002:

                                                                                                FEE RECEIVED
FUND                                                                  FEE PAID TO PI         BY JENNISON FROM PI
----                                                                  --------------         -------------------
Jennison International Growth Fund                                      $ 865,984                  $ 611,283

     PIM is an indirect wholly-owned subsidiary of Prudential Financial, Inc. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM is one of the largest asset managers in the United States, and as of December 31, 2002, PIM managed approximately $288 billion in assets. Set forth below are the names, titles and principal occupations of each principal executive officer of PIM

(unless otherwise indicated, the address of each person is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102):

NAME AND ADDRESS                   TITLE                     PRINCIPAL OCCUPATIONS
----------------                   -----                     ---------------------
Matthew J. Chanin                  Director and Senior Vice  Director and President of Prudential
Gateway Center Four,               President                 Equity Investors, Inc; Chairman, Director
Newark NJ 07102                                              and President of Prudential Private
                                                             Placement Investors, Inc.

Dennis M. Kass                     Director and Vice         Chairman, CEO and Director of
466 Lexington Avenue, 18th Floor,  President                 Jennison Associates LLC;
NY, NY 10017                                                 Director of Prudential Trust Company

Philip N. Russo                    Director                  Director of Jennison Associates LLC;
                                                             Executive Vice President, Chief Financial
                                                             Officer and Treasurer, PI

John R. Strangfeld, Jr.            Chairman and Director     Vice Chairman of Prudential Financial, Inc.;
                                                             Chairman, Director and CEO of Prudential
                                                             Securities Group; Director and President of
                                                             Prudential Asset Management Holding
                                                             Company; Director of Jennison Associates
                                                             LLC; Executive Vice President of The
                                                             Prudential Insurance Company of America.

James J. Sullivan                  Director, Vice President  Chairman, Director, President and CEO of
                                   and Managing Director     Prudential Trust Company; Director and
                                                             President of The Prudential Asset
                                                             Management Company, Inc.

Bernard B. Winograd                Director, President &     Senior Vice President of Prudential
                                   CEO                       Financial, Inc.; Director of Jennison
                                                             Associates LLC; Director and Vice President
                                                             of Prudential Asset Management Holding
                                                             Company.

     The proposed subadvisory agreement, in brief, provides that:

     - as compensation for PIM's services, PI will pay PIM a fee equal, on an annualized basis, to the following::

        0.60 of 1% of average daily net assets up to and including $300 million;
        0.50 of 1% of average daily net assets in excess of $300 million and up to and including $1.5 billion;
        0.45 of 1% of average daily net assets in excess of $1.5 billion.

     - PIM will provide day-to-day management of the Fund's investments and otherwise determine which investments the Fund will purchase, retain, and sell.

     - PIM will select brokers to effect trades for the Fund and may pay a higher commission to a broker that provides bona fide research services (soft dollar arrangements). PIM may use these soft dollar arrangements in connection with providing subadvisory services to one or more of its clients other than the Fund. As a result, PIM may benefit from these soft dollar arrangements to the extent it uses them to provide advisory services to its other clients. Conversely, the Fund may benefit to the extent that PIM uses soft dollar arrangements that PIM has established with brokers or dealers that effect securities transactions for PIM's other clients.

     -  PIM will maintain certain books and records on behalf of the Fund.

     - PI may replace PIM as subadviser or amend the subadvisory agreement without obtaining shareholder approval.

     - PI may appoint additional subadvisers to manage the Fund's assets and, consequently, may determine the allocation of the Fund's assets among these subadvisers.

INVESTMENT STRATEGY CHANGES

     The Fund's investment objective is long-term growth of capital. Although the Fund's investment objective will not change if shareholders approve the proposed subadvisory agreement between PI and PIM, PIM has advised that it intends to make certain changes to the Fund's existing investment strategies in order to achieve the Fund's investment objective.

     Currently, the Fund invests, under normal circumstances, at least 65% of its total assets in the common and preferred stock of foreign companies operating or based in at least five different countries. Presently, as part of its growth investment strategy, the Fund invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis.

     If shareholders approve the new subadvisory agreement with PIM, the Fund will continue to invest the Fund's assets primarily in the common and preferred stock of foreign companies. However, it is expected that PIM will transition the Fund from its current emphasis on the growth style of investing to a core equity style of investing. Under this style, selection of securities for the Fund's portfolio will utilize a combination of active stock selection and risk management which selects securities based on a number of different factors and criteria, including growth potential, valuation, liquidity and investment risk.

     The shift of the Fund's portfolio to a core equity approach will broaden the focus of the Fund's portfolio beyond its current emphasis on growth stocks. Instead, it is expected that the Fund will invest in both large capitalization growth stocks and value stocks, and it is expected that the Fund will invest in significantly more than the 60 or so securities which the Fund presently invests in. In order to reflect the Fund's change in investment strategies, the Fund will adopt, as a non-fundamental policy, a policy that the Fund will invest, under normal circumstances, at least 80% of its investable assets (net assets plus borrowings made for investment purposes) in the equity securities of foreign companies. This policy may be changed by the Board after 60 days' prior notice to shareholders. In addition, the Fund intends to change its name to Dryden International Equity Fund.

     The table below lists the equity mutual funds with long-term growth of capital as their investment objective that are advised by PIM as of June 30, 2003, the size of each fund as of June 30, 2003, and the rate of compensation received by PIM for the investment advisory services it provides for each fund:

                                                                   FEE PAID TO PIM (% OF AVERAGE
FUND NAME                 FUND NET ASSETS AS OF JUNE 30, 2003      DAILY NET ASSETS)
---------                 -----------------------------------      -----------------------------
Dryden Tax-Managed
Small Cap Fund            $ 78,452,257                             .390 of 1%

MATTERS CONSIDERED BY THE BOARD

     The proposal to approve a new subadvisory agreement between PI and PIM and to submit the proposed subadvisory agreement to shareholders of the Fund for a vote was approved by the Board, including the Independent Directors, on September 2, 2003. The Board received materials relating to the proposed subadvisory agreement in advance of the meeting at which the proposed subadvisory agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

     The Board considered PIM's investment process. The Board gave primary consideration to PIM's past investment performance utilizing similar investment strategies as the strategy proposed by PIM for the Fund, including, in particular, how that performance ranked on a risk-adjusted basis. The Board also considered the fact that PIM has experience in managing assets using strategies similar to those proposed by PIM for the Fund. The Board also considered that the changes in investment strategy would provide the Fund with a broader exposure to international investments, and that these changes could provide the Fund with more consistent relative returns as compared with the Fund's benchmark over time. The Board was provided with a quantitative analysis of the amount of risk associated with the level of return obtained by PIM as measured against a variety of benchmarks. In addition, the Board considered that the rate of fees to be paid to PIM would be the same as the fees currently paid to Jennison. After considering all of these factors, the Board voted to recommend that shareholders approve the Proposal.


INTEREST OF FUND DIRECTORS AND OFFICERS IN THE PROPOSAL

     None of the current directors or officers of World Fund currently holds an office with, is employed by, or owns securities of, PIM.

                           AMOUNTS PAID TO AFFILIATES

THE DISTRIBUTOR

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the shares of the Fund. PIMS is a wholly-owned indirect subsidiary of Prudential Financial, Inc. Pursuant to distribution and service plans adopted under Rule 12b-1 under the 1940 Act, the Fund bears the expense of distribution and service (12b-1) fees paid to PIMS with respect to the Fund's Class A, Class B and Class C shares. For the Fund's fiscal year ended October 31, 2002, PIMS received the following distribution and service fees:

Class A: $63,399

Class B: $490,859

Class C: $197,702

     PIMS also receives front-end sales charges resulting from the sales of Class A and Class C shares. From these fees, PIMS pays sales charges to affiliated broker-dealers, who in turn pay commissions to salespersons and incur other distribution costs. PIMS has advised the Fund that it received the following front-end sales charges during the Fund's fiscal year ended October 31, 2002:

Class A: $32,100

Class C: $9,000

     PIMS also received the following contingent deferred sales charges (CDSCs) imposed on certain redemptions by Class B and Class C shareholders of the Fund during the Fund's fiscal year ended October 31, 2002:

Class B: $268,300

Class C: $6,200

THE TRANSFER AGENT

     The Fund's transfer agent, Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, is a wholly-owned subsidiary of PI. PMFS received approximately $320,500 from the Fund for its services during the fiscal year ended October 31, 2002.

COMMISSIONS PAID TO PRUDENTIAL SECURITIES

     Prudential Securities, a division of Wachovia Securities LLC, One Seaport Plaza, New York, New York 10292, is partially owned by Prudential Financial, Inc. Prudential Securities received no commissions from the Fund during the fiscal year ended October 31, 2002.

REQUIRED VOTE

     Approval of the proposal requires approval by a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Fund's outstanding voting securities is the lesser of (i) 67% of the Fund's outstanding voting securities represented at a meeting at which more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities.

     THE BOARD OF WORLD FUND, INCLUDING ITS INDEPENDENT DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                             ADDITIONAL INFORMATION

     The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of PI or its affiliates, who will not receive any compensation therefor from the Fund or by Georgeson Shareholder Communications Inc., a proxy solicitation firm retained by the Fund, who will be paid approximately $31,000. Proxies may be recorded pursuant to
(i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized. Generally, soliciting fees and expenses payable to Georgeson Shareholder Communications Inc. by a particular fund are a function of the number of shareholders in that fund.

                              SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit a proposal to be considered at the Fund's next meeting of shareholders should send the proposal to the Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

     The Fund is not required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board not to hold annual meetings of shareholders unless such shareholder action is required. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be included in the proxy statement for an upcoming meeting of shareholders.

     Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

     In order for World Fund shareholders to nominate Directors for election, or propose business to be considered, at a shareholder meeting without being included in the proxy statement, they must satisfy the requirements set forth in Sections 1.12 and 1.13 of World Fund's Amended and Restated By-Laws. Please refer to the Amended and Restated By-Laws for more information. In general, for an annual meeting, notice must be received by World Fund (a) not less than 90 days nor more than 120 days prior to the first anniversary of the prior year's annual meeting; or (b) if there was no annual meeting in the prior year, or the meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date, then (x) not earlier than the 90th day prior to the annual meeting, and (y) not later than the later of (i) the 60th day prior to such annual meeting, and (ii) the 10th day following public announcement of the date of the meeting. For special meetings called for the purpose of electing directors, shareholders may not submit any proposal other than Board nominees, and must deliver such proposal not later than 10 days following the earlier of
(i) the date on which notice of the meeting was mailed or (ii) public notice of the date of the meeting. Proposals and nominations which do not meet these requirements will be considered untimely and may be excluded from consideration at the meeting. In addition, if such proposals are permitted to be brought before any meeting, proxies solicited by the Board of Directors may confer discretionary authority to vote on any such untimely proposal without express direction from shareholders giving such proxies.

                                 OTHER BUSINESS

     Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Fund.

                                          By order of the Board of Directors,


                                          /s/ Jonathan D. Shain

                                          Jonathan D. Shain
                                          SECRETARY

October 9, 2003


         IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES
            PROMPTLY OR VOTE PROMPTLY VIA THE INTERNET OR TELEPHONE.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A     Subadvisory Agreement with PIM

                                                                       EXHIBIT A

                           PRUDENTIAL WORLD FUND, INC.

                        DRYDEN INTERNATIONAL EQUITY FUND

                              SUBADVISORY AGREEMENT

     Agreement made as of this    day of    between Prudential Investments LLC
(PI or the Manager), a New York limited liability company and Prudential Investment Management, Inc. (PIM or the Subadviser),

     WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated March 28, 2001 with Prudential World Fund, Inc., a Maryland corporation (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

     WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

     NOW, THEREFORE, the Parties agree as follows:

     1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

                  (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

                  (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Articles of Incorporation, By-Laws and Prospectus of the Fund provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Directors of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Fund documents.

                  (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

                  On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                  (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

                  (v) The Subadviser or an affiliate shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

                  (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

                  (vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

          (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

          (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

          (d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

          (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          (f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

     2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Directors of the Fund that affect the duties of the Subadviser).

     3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

     4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

          Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention:
     Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102-4077.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

     8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     9.   This Agreement shall be governed by the laws of the State of New
     York.

     10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                 PRUDENTIAL INVESTMENTS LLC


                                 By: /s/
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 PRUDENTIAL INVESTMENT MANAGEMENT, INC.


                                 By: /s/
                                     -------------------------------------------
                                     Name:
                                     Title:

                                   SCHEDULE A
                           PRUDENTIAL WORLD FUND, INC.
                        DRYDEN INTERNATIONAL EQUITY FUND

     As compensation for services provided by PIM, Prudential Investments LLC will pay PIM a fee equal, on an annualized basis, to the following:

0.60 of 1% of the Fund's average daily net assets up to and including $300 million;

0.50 of 1% of the Fund's average daily net assets in excess of $300 million and up to and including $1.5 billion;

0.45 of 1% of the Fund's average daily net assets in excess of $1.5 billion.


Dated as of    , 2003.

                                                                        JENNISON INTERNATIONAL GROWTH FUND
                                                                                Gateway Center Three
PRUDENTIAL INVESTMENTS                                                          100 Mulberry Street
GATEWAY CENTER THREE                                                            Newark, NJ 0102-4077
100 MULBERRY STREET, 9TH FLOOR
NEWARK, NJ 07102-4077                                                                   PROXY



                                                                    Special Meeting of Shareholders (Meeting)
                                                                            December 2, 2003, 10:00 a.m.

                                                                      THIS PROXY IS SOLICITED ON BEHALF OF
                                                                              THE BOARD OF DIRECTORS
                                                                The undersigned hereby appoints Jonathan D. Shain, Grace Torres,
                                                            Jonathan D. Shain and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the  shares of Jennison
                                                            International Growth Fund, held of record by the undersigned on
                                                            September 12, 2003, at the Meeting to be held on December 2, 2003, or any adjournment thereof.


                                                            THE SHARES  REPRESENTED  BY THIS PROXY,  WHEN THIS PROXY IS PROPERLY
                                                            EXECUTED WILL BE VOTED IN THE MANNER  DIRECTED  HEREIN BY THE
                                                            UNDERSIGNED  SHAREHOLDER.  THE PROXY WILL BE VOTED FOR THE PROPOSAL
                                                            IF YOU DO NOT SPECIFY  OTHERWISE.  PLEASE REFER TO THE PROXY
                                                            STATEMENT DATED OCTOBER 9, 2003 FOR DISCUSSION OF THE  PROPOSAL.

                                                            IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE
                                                            INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH
                                                            REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                            IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
                                                            OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
                                                            ADJOURNMENT THEREOF.

TO VOTE BY TELEPHONE
1) Read the Proxy Statement and have this Proxy card at hand.
2) Call 1-800-690-6903 toll free.
3) Enter the 12-digit control number set forth on the right side of this Proxy card and follow the simple instructions.

TO VOTE BY INTERNET
1) Read the Proxy Statement and have this Proxy card at hand.
2) Go to Web site www.proxyvote.com.
3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on the right side of this Proxy card to enter your vote.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                  _ _KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                        -------
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.          DETACH AND RETURN THIS PORTION ONLY

JENNISON INTERNATIONAL GROWTH FUND

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.



VOTE ON PROPOSAL

                                                    For  Against  Abstain

1.  To approve a new subadvisory agreement between Prudential Investments LLC
    (PI) and Prudential Investment Management, Inc.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.


---------------------------------   -----       -----------------------   ----
Signature (PLEASE SIGN WITHIN BOX)  Date        Signature (Joint Owners)  Date